UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2010

Annual Repor t

Legg Mason

Western Asset

Intermediate Maturity

California Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Fund objective

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California State personal income taxes* as is consistent with the preservation of principal.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Intermediate Maturity California Municipals Fund for the twelve-month reporting period ended November 30, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended November 30, 2010, economic data was mixed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and took additional actions in an attempt to spur growth. This initially caused investor sentiment to improve, but the financial markets declined toward the end of the reporting period given a re-escalation of the European sovereign debt crisis.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. GDP growth then edged somewhat higher to 2.6% in the third quarter.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S.

Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 300,000 jobs from June through September. The employment picture then brightened somewhat in October, as 172,000 new jobs were created. Payrolls then increased a disappointing 39,000 in November and the unemployment rate inched up to end the period at 9.8%. The unemployment rate has now exceeded 9.0% since May 2009.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a sharp 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October and rose 5.6% in November. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,600 in November 2010, which was 0.4% higher than in November 2009. Prices appeared to stabilize somewhat as the number of existing homes on the market declined in November. The inventory of unsold homes was a 9.5 month supply in November at the current sales level, versus a 10.5 month supply in October.

IV	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Investment commentary (cont’d)

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown sixteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. Manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month, before dipping to 56.6 in November.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, followed by another “flight to quality” in August. Risk appetite then returned in September and October before the financial markets again weakened beginning in mid-November.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said,

“The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . ..” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	V

However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors then ended the reporting period on a weak note as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended November 30, 2010. When the period began, two- and ten-year Treasury yields were 0.67% and 3.21%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the remainder of the reporting period. When the period ended on November 30, 2010, two-year Treasury yields were 0.45%, versus a low of 0.33% earlier in the month. Ten-year Treasury yields ended the period at 2.81%, which was higher than their trough of 2.41% that occurred in October. Longer-term yields moved higher toward the end of the period as fears of future inflation increased in light of the Fed’s additional policy accommodation.

The municipal bond market lagged its taxable bond counterpart over the twelve months ended November 30, 2010. Over that period, the Barclays Capital Municipal

Bond Indexv and the Barclays Capital U.S. Aggregate Indexvi returned 4.76% and 6.02%, respectively. The majority of the municipal market’s underperformance occurred in November 2010. Concerns that Congress may not extend the popular Build America Bond program, which was scheduled to expire at the end of 2010, led to a sharp increase in issuance of these securities, which was not readily absorbed by investor demand. In addition, there were some high profile issues regarding the financial well-being of some municipal bond issuers.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California State personal income taxes as is consistent with the preservation of principal. Under normal circumstances, the Fund invests at least 80% of its assets in investment grade California municipal securities or other investments with similar economic characteristics. The Fund may invest up to 20% of its net assets in securities rated below investment grade at the time of purchase or, if unrated, deemed to be of comparable credit quality. Although the Fund may invest in securities of any maturity, the Fund normally maintains an average effective portfolio maturity of between three and ten years. Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, or a basket of securities, or a market, by investing through the use of instruments such as derivatives. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended November 30, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to indicate that it would keep short-term rates low for an extended period. However, investor risk aversion returned in November when fears regarding the European debt crisis re-emerged.

The yields on two- and ten-year Treasuries began the fiscal year at 0.67% and 3.21%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. Yields moved sharply lower in October 2010 in anticipation of additional

2	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Fund overview (cont’d)

quantitative easing by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, whereas ten-year Treasuries rose as high as 4.01% and as low as 2.41%. On November 30, 2010, yields on two- and ten-year Treasuries were 0.45% and 2.81%, respectively.

Despite a sharp sell-off in November 2010, municipal bonds posted solid returns during the fiscal year as a whole. Although the fundamentals in the municipal market remained challenging, tax-free bond prices rallied during much of the reporting period. This was due, in part, to generally strong demand as investors were drawn to their attractive yields. In addition, new supply in the tax-exempt market was pared due to increased issuance of Build America Bonds (“BABs”). However, the municipal market ended the fiscal year on a weak note when investor demand could not absorb a sharp increase in new issuance of BABs. This spike in new issuance occurred as municipalities feared that the BAB program, which is scheduled to expire at the end of December, would not be extended by Congress. In addition, there were concerns regarding the financial health of some municipal bond issuers. All told, the Barclays Capital Municipal Bond Indexii returned 4.76% for the twelve months ended November 30, 2010. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, returned 6.02%.

The California intermediate municipal bond market outperformed the overall tax-exempt market, as the Barclays Capital California Intermediate Municipal Bond Indexiv returned 6.89% during the twelve-month reporting period. While California continued to face a number of fiscal issues, the perception among investors was that the state was taking some positive steps in terms of addressing its budgetary challenges. In addition, demand for California tax-exempt bonds was generally strong during the reporting period.

Q. How did we respond to these changing market conditions?

A. A general theme for the Fund throughout the fiscal year was its underweight exposures to State General Obligation bonds (“GOs”) and Local GOs. These securities are typically economically sensitive, in that the issuing municipality repays bondholders from tax revenues. We avoided GOs given declining tax revenues, ongoing budget challenges and the likelihood of further agency rating downgrades. In contrast, we continued to emphasize essential service revenue bonds and, within this area, we made several tactical adjustments during the reporting period. We increased the Fund’s exposure to Transportation, Power and Industrial Revenue bonds, as we continued to find them to be attractively valued. We pared the Fund’s exposure to Pre-refundedv securities in order to pursue more attractive opportunities.

The Fund employed short U.S. Treasury futures during the reporting period to manage durationvi. This strategy materially detracted from the Fund’s performance and we closed the position in November 2010.

Performance review

For the twelve months ended November 30, 2010, Class A shares of Legg Mason Western Asset Intermediate Maturity California Municipals Fund, excluding sales charges, returned 2.76%. The Fund’s unmanaged benchmark, the Barclays Capital California Intermediate Municipal Bond Index, returned 6.89% over the same time frame. The Lipper California Intermediate Municipal Debt Funds Cat-

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	3

egory Average1 returned 4.21% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of November 30, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Intermediate Maturity California Municipals Fund:
Class A	-0.56%	2.76%
Class C	-0.75%	2.25%
Class I	-0.37%	3.00%
Barclays Capital California Intermediate Municipal Bond Index	2.57%	6.89%
Lipper California Intermediate Municipal Debt Funds Category Average[1]	1.09%	4.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimburse ments and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2010 for Class A, Class C and Class I shares were 3.43%, 2.91% and 3.66%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class C and Class I shares would have been 2.90% and 3.60%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated March 30, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.77%, 1.38% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.75% for Class A shares, 1.35% for Class C shares and 0.60% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were our overweight to the strong performing Special Tax Obligation sector

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 38 funds for the six-month period and among the 35 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Fund overview (cont’d)

and an underweight to the relatively poor performing Local GOs.

Our overweight to Industrial Revenue bonds was also beneficial for results. Within this sector, the Fund’s gas prepayvii securities significantly contributed to performance. These securities performed poorly during the majority of 2008 due to the fallout from the credit crisis. As the financial system recovered, gas prepay securities rallied and generated strong results during much of the fiscal year.

Elsewhere, the Fund’s performance was enhanced by its overweight to holdings in Puerto Rico and the U.S. Virgin Islands, as these holdings outperformed the California municipal bond market (interest from bonds issued in certain territories, such as Puerto Rico and the U.S. Virgin Islands, is tax-exempt in all states).

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the use of a short Treasury futures position. This derivative position was employed given our expectations for Treasuries to underperform municipal bonds due to a dramatic increase in Treasury issuance. However, Treasuries outperformed the municipal market over the twelve months ended November 30, 2010. In addition, the Treasury futures position served to shorten the Fund’s overall duration, which negatively impacted performance as the longer portions of the municipal yield curveviii generated the best results during the reporting period.

An overweight to the Leasing sector was also a drag on results given the sector’s underperformance versus the benchmark. An underweight to the relatively strong performing Transportation sector was also not rewarded.

Finally, while we reduced our exposure to Pre-refunded securities, the Fund had an overweight position during the reporting period as a whole. This was a negative for results as these short-term, high-quality securities underperformed the benchmark during the fiscal year. In general, investors favored longer-term, lower-quality securities during the reporting period in order to generate higher yields in the low interest rate environment.

Thank you for your investment in Legg Mason Western Asset Intermediate Maturity California Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 21, 2010

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s principal investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	5

should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Capital California Intermediate Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of five to ten years.

[v]

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

Gas prepay bonds are issued to enable a municipal utility to contract for a stated amount of natural gas supply over an extended period of time. The utility contracts with a natural gas supplier to purchase gas at a discount to the spot price of gas at the time of delivery. The bonds are issued to fund future purchases of the gas supplier. Bonds are repaid by the utility from gas sales to its customers, though the ratings are primarily driven by the credit strength of the financial firm that guarantees the performance of the gas supplier.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2010 and November 30, 2009 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2010 and held for the six months ended November 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.56%	$1,000.00	$994.40	0.73%	$3.65	Class A	5.00%	$1,000.00	$1,021.41	0.73%	$3.70
Class C	-0.75	1,000.00	992.50	1.34	6.69	Class C	5.00	1,000.00	1,018.35	1.34	6.78
Class I	-0.37	1,000.00	996.30	0.60	3.00	Class I	5.00	1,000.00	1,022.06	0.60	3.04

[1]	For the six months ended November 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 11/30/10	2.76%	2.25%	3.00%
Five Years Ended 11/30/10	3.56	2.89	3.71
Ten Years Ended 11/30/10	3.82	N/A	4.01
Inception* through 11/30/10	4.71	2.56	4.45

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 11/30/10	0.44%	2.25%	3.00%
Five Years Ended 11/30/10	3.09	2.89	3.71
Ten Years Ended 11/30/10	3.58	N/A	4.01
Inception* through 11/30/10	4.59	2.56	4.45

Cumulative total returns
Without sales charges[1]
Class A (11/30/00 through 11/30/10)	45.54%
Class C (Inception date of 7/22/02 through 11/30/10)	23.51
Class I (11/30/00 through 11/30/10)	48.11

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are December 31, 1991, July 22, 2002 and September 8, 1995, respectively.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Western Asset Intermediate Maturity California Municipals Fund vs. Barclays Capital California Intermediate Municipal Bond Index and Lipper California Intermediate Municipal Debt Funds Category Average† — November 2000 - November 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset Intermediate Maturity California Municipals Fund vs. Barclays Capital California Intermediate Municipal Bond Index and Lipper California Intermediate Municipal Debt Funds Category Average† — November 2000 - November 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Intermediate Maturity California Municipals Fund on November 30, 2000, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital California Intermediate Municipal Bond Index. The Barclays Capital California Intermediate Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of five to ten years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper California Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the Class A and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

10	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Spread duration (unaudited)

Economic exposure — November 30, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BC California Int. Muni	— Barclays Capital California Intermediate Municipal Bond Index
LMWA Int. Mat. Cal.	— Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — November 30, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

BC California Int. Muni	— Barclays Capital California Intermediate Municipal Bond Index
LMWA Int. Mat. Cal.	— Legg Mason Western Asset Intermediate Maturity California Municipals Fund

12	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Schedule of investments

November 30, 2010

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 93.1%
Education — 4.1%
California MFA Revenue, Biola University	5.625%	10/1/23	$2,000,000	$2,094,480
California State University Revenue	5.000%	11/1/24	6,745,000	7,198,534
Total Education				9,293,014
Health Care — 14.9%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare	6.000%	8/1/24	1,545,000	1,703,780
California Health Facilities Financing Authority Revenue:
Catholic Healthcare West	5.125%	7/1/22	4,500,000	4,628,160
Providence Health & Services System	6.250%	10/1/24	1,500,000	1,693,620
California Statewide CDA Revenue:
John Muir Health	5.000%	7/1/29	5,000,000	4,829,600
Lodi Memorial Hospital, CMI	5.000%	12/1/22	3,000,000	3,022,890
Methodist Hospital Project, FHA	6.250%	8/1/24	5,000,000	5,725,750
St. Joseph Health System, NATL	5.125%	7/1/24	5,695,000	5,836,634
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	6,235,000	6,254,017
Total Health Care				33,694,451
Industrial Revenue — 7.9%
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/24	3,000,000	2,985,030
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	7,000,000	7,258,580
Southern California Public Power Authority:
Natural Gas Project Revenue, Project Number 1	5.250%	11/1/24	2,485,000	2,516,734
Natural Gas Project Revenue, Project Number 1	5.250%	11/1/26	2,000,000	2,006,340
The California County Tobacco Securitization Agency, Asset-Backed, Alameda County	4.750%	6/1/12	2,905,000	2,993,370
Total Industrial Revenue				17,760,054
Leasing — 8.5%
Alameda County, CA, Joint Powers Authority Lease Revenue, AGM	5.000%	12/1/23	3,000,000	3,160,890
California State Public Works Board, Lease Revenue, Refunding, Various California State University Project	5.450%	9/1/14	1,000,000	1,003,100
El Dorado, CA, Irrigation District, COP, AGM	5.375%	8/1/24	1,090,000	1,175,554
Inglewood, CA, Public Financing Authority Revenue, Refunding, AMBAC	5.125%	8/1/13	1,470,000	1,486,273
Los Angeles, CA, Convention & Exhibit Center Authority Lease Revenue	5.000%	8/15/20	5,000,000	5,383,200
Los Angeles, CA, Municipal Improvement Corp., Lease Revenue	5.000%	9/1/21	3,400,000	3,559,698

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	13

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Leasing — continued
Modesto, CA, Irrigation District, COP, Capital Improvement, AGM	5.250%	7/1/15	$1,000,000	$1,039,710
San Jose, CA, Financing Authority Lease Revenue, Civic Center Project, AMBAC	5.250%	6/1/14	2,165,000	2,301,806
Total Leasing				19,110,231
Local General Obligation — 1.3%
Tahoe Truckee, CA, GO, USD:
Refunding, School Facilities Improvement, NATL District Number 1	5.000%	8/1/14	1,480,000	1,650,940
Refunding, School Facilities Improvement, NATL District Number 2	5.000%	8/1/14	1,180,000	1,316,290
Total Local General Obligation				2,967,230
Other — 1.4%
Ontario, CA, Redevelopment Financing Authority Revenue:
Project Number 1 Centre City & Cimarron, NATL	5.250%	8/1/15	1,935,000	1,982,949
Project Number 1 Centre City & Cimarron, NATL	5.250%	8/1/16	1,060,000	1,084,857
Total Other				3,067,806
Power — 18.4%
California State Department Water Resources Power Supply Revenue	5.500%	5/1/12	500,000	532,905
Central Valley Financing Authority, CA, Cogeneration Project Revenue:
Carson Ice Generation Project	5.000%	7/1/17	1,000,000	1,117,930
Carson Ice Generation Project	5.000%	7/1/19	800,000	885,112
Carson Ice Generation Project	5.250%	7/1/20	1,000,000	1,116,320
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	6,000,000	6,349,740
M-S-R Public Power Agency, California San Juan Project Revenue, Refunding, NATL	5.000%	7/1/15	2,000,000	2,033,460
M-S-R Public Power Agency, San Juan Project Revenue, AGM	5.000%	7/1/22	3,000,000	3,261,780
Northern, CA, Power Agency Revenue:
Hydroelectric Project Number One	5.000%	7/1/22	2,250,000	2,408,580
Hydroelectric Project Number One	5.000%	7/1/23	5,000,000	5,300,250
Hydroelectric Project Number One, AGM	5.000%	7/1/24	2,000,000	2,098,880
Lodi Energy Center	5.000%	6/1/25	4,000,000	4,112,640
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	3,000,000	3,218,610
Sacramento, CA, Cogeneration Authority Project Revenue, Procter & Gamble Project	5.000%	7/1/17	1,405,000	1,588,591
Turlock, CA, Irrigation District Revenue	5.000%	1/1/24	7,070,000	7,449,376
Total Power				41,474,174

See Notes to Financial Statements.

14	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

November 30, 2010

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pre-Refunded/Escrowed to Maturity — 3.2%
California State University Channel Islands Financing Authority Revenue, East Campus Community, NATL, LOC-Citibank NA	4.875%	9/1/16	$1,010,000	$1,043,249	(a)
Corona-Norco, CA, GO, USD, FGIC	5.250%	9/1/15	650,000	673,705	(a)
Los Angeles, CA, GO, USD, Election of 1997, NATL	5.500%	7/1/15	3,000,000	3,232,470	(a)
Montclair, CA, RDA, Residential Mortgage Revenue, FNMA-Collateralized	7.750%	10/1/11	20,000	21,224	(b)
Morgan Hill, CA, GO, USD, FGIC	5.250%	8/1/16	2,170,000	2,261,943	(a)
San Francisco, CA, Airport Improvement Corp., Lease Revenue, United Airlines Inc.	8.000%	7/1/13	75,000	83,001	(b)
Total Pre-Refunded/Escrowed to Maturity				7,315,592
Special Tax Obligation — 10.5%
California Statewide CDA Revenue, Proposition 1A Receivables Program	5.000%	6/15/13	5,000,000	5,353,300
Livermore, CA, RDA, Tax Allocation Revenue, Redevelopment Project Area, NATL	5.250%	8/1/15	3,675,000	3,747,324
Oakland, CA, RDA, Subordinated, Tax Allocation Central District Redevelopment Project, NATL/FGIC	5.500%	9/1/14	2,000,000	2,085,500
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.625%	8/1/30	5,000,000	5,123,250
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/18	4,500,000	4,865,625
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	5.000%	10/1/25	2,500,000	2,521,075
Total Special Tax Obligation				23,696,074
State General Obligation — 4.4%
California State Economic Recovery, GO	5.000%	7/1/20	5,000,000	5,535,850
California State, GO	5.500%	8/1/21	4,000,000	4,356,520
Total State General Obligation				9,892,370
Transportation — 13.4%
Long Beach, CA, Harbour Revenue	5.000%	5/15/25	4,000,000	4,286,080
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/21	2,575,000	2,902,901
Sacramento County, CA, Airport System Revenue	5.000%	7/1/25	1,000,000	1,040,100
Sacramento County, CA, Airport System Revenue	5.000%	7/1/26	1,500,000	1,548,345
Sacramento County, CA, Airport System Revenue	5.000%	7/1/28	1,280,000	1,301,389
San Diego County, CA, Regional Airport Authority Revenue	5.000%	7/1/26	9,000,000	9,219,960
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/24	5,665,000	5,933,294
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	4,000,000	3,971,080
Total Transportation				30,203,149

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	15

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — 5.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, AGM	5.000%	7/1/28	$3,500,000	$3,557,225
San Diego, CA, Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/20	5,000,000	5,645,450
Sunnyvale, CA, Solid Waste Revenue:
Refunding, AMBAC	5.500%	10/1/13	1,520,000	1,653,684	(c)
Refunding, AMBAC	5.500%	10/1/14	605,000	653,715	(c)
Total Water & Sewer				11,510,074
Total Investments before Short-Term Investments (Cost — $204,764,770)				209,984,219
Short-Term Investments — 0.9%
General Obligation — 0.9%
Commonwealth of Puerto Rico, GO:
Public Improvement, AGM, LOC-Wells Fargo Bank N.A.	0.220%	7/1/32	1,800,000	1,800,000	(d)(e)
Public Improvement, AGM, SPA-Dexia Credit Local	0.300%	7/1/18	300,000	300,000	(d)(e)
Total Short-Term Investments (Cost — $2,100,000)				2,100,000
Total Investments — 94.0% (Cost — $206,864,770#)				212,084,219
Other Assets in Excess of Liabilities — 6.0%				13,593,071
Total Net Assets — 100.0%				$225,677,290

(a)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(e)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $206,850,529.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GO	— General Obligation
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
USD	— Unified School District

See Notes to Financial Statements.

16	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

November 30, 2010

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Ratings table* (unaudited)
S&P/Moody’s/Fitch**
AAA/Aaa	1.1%
AA/Aa	34.1
A	57.2
BBB/Baa	5.9
A-1/VMIG 1	1.0
NR	0.7
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 17 through 20 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	17

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of on obligation are jeopardized.

18	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Long-term security ratings (unaudited) (cont’d)

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	19
B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

20	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Short-term security ratings (unaudited) (cont’d)

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	21

Statement of assets and liabilities

November 30, 2010

Assets:
Investments, at value (Cost — $206,864,770)	$212,084,219
Cash	29,286
Receivable for securities sold	10,715,278
Interest receivable	3,136,702
Receivable for Fund shares sold	342,246
Prepaid expenses	19,141
Total Assets	226,326,872

Liabilities:
Payable for Fund shares repurchased	323,374
Distributions payable	92,295
Investment management fee payable	84,227
Distribution fees payable	82,309
Trustees’ fees payable	3,600
Accrued expenses	63,777
Total Liabilities	649,582
Total Net Assets	$225,677,290

Net Assets:
Par value (Note 7)	$263
Paid-in capital in excess of par value	228,570,701
Undistributed net investment income	56,664
Accumulated net realized loss on investments and futures contracts	(8,169,787)
Net unrealized appreciation on investments	5,219,449
Total Net Assets	$225,677,290

Shares Outstanding:
Class A	11,364,015
Class C	13,002,804
Class I	1,892,280

Net Asset Value:
Class A (and redemption price)	$8.60
Class C (and redemption price)	$8.59
Class I (and redemption price)	$8.63
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$8.80

See Notes to Financial Statements.

22	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Statement of operations

For the Year Ended November 30, 2010

Investment Income:
Interest	$8,520,597

Expenses:
Investment management fee (Note 2)	1,004,744
Distribution fees (Notes 2 and 5)	855,114
Transfer agent fees (Note 5)	63,076
Shareholder reports	53,305
Audit and tax	22,607
Registration fees	20,729
Legal fees	19,623
Trustees’ fees	3,356
Custody fees	2,086
Insurance	2,053
Miscellaneous expenses	1,523
Total Expenses	2,048,216
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(17,513)
Net Expenses	2,030,703
Net Investment Income	6,489,894

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(452,706)
Futures contracts	(3,441,430)
Net Realized Loss	(3,894,136)
Change in Net Unrealized Appreciation (Depreciation)	1,198,084
Net Loss on Investments and Futures Contracts	(2,696,052)
Proceeds from Settlement of a Regulatory Matter (Note 9)	17,318
Increase in Net Assets from Operations	$3,811,160

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	23

Statements of changes in net assets

For the Years Ended November 30,	2010	2009

Operations:
Net investment income	$6,489,894	$4,368,715
Net realized loss	(3,894,136)	(498,403)
Change in net unrealized appreciation (depreciation)	1,198,084	7,183,714
Proceeds from settlement of a regulatory matter (Note 9)	17,318	—
Increase in Net Assets From Operations	3,811,160	11,054,026

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,502,979)	(4,385,375)
Decrease in Net Assets From Distributions to Shareholders	(6,502,979)	(4,385,375)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	160,626,450	77,221,220
Reinvestment of distributions	5,568,885	3,876,312
Cost of shares repurchased	(86,361,824)	(41,184,765)
Increase in Net Assets From Fund Share Transactions	79,833,511	39,912,767
Increase in Net Assets	77,141,692	46,581,418

Net Assets:
Beginning of year	148,535,598	101,954,180
End of year*	$225,677,290	$148,535,598
* Includes undistributed net investment income of:	$56,664	$19,698

See Notes to Financial Statements.

24	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$8.67	$8.17	$8.74	$8.77	$8.69

Income (loss) from operations:
Net investment income	0.31	0.33	0.33	0.31	0.33
Net realized and unrealized gain (loss)	(0.07)	0.50	(0.57)	(0.03)	0.08
Total income (loss) from operations	0.24	0.83	(0.24)	0.28	0.41

Less distributions from:
Net investment income	(0.31)	(0.33)	(0.33)	(0.31)	(0.33)
Total distributions	(0.31)	(0.33)	(0.33)	(0.31)	(0.33)

Net asset value, end of year	$8.60	$8.67	$8.17	$8.74	$8.77
Total return[2]	2.76%	10.35%	(2.89)%	3.25%	4.76%

Net assets, end of year (000s)	$97,715	$84,106	$64,248	$52,632	$56,859

Ratios to average net assets:
Gross expenses	0.74%	0.77%	0.80%	1.01%[3]	0.84%
Net expenses[4,5]	0.73 [6]	0.68 [6,7]	0.70 [7]	0.91 [3,7]	0.74 [7]
Net investment income	3.52	3.90	3.81	3.57	3.75

Portfolio turnover rate	15%	4%	23%	10%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$8.65	$8.16	$8.73	$8.76	$8.68

Income (loss) from operations:
Net investment income	0.25	0.28	0.28	0.25	0.27
Net realized and unrealized gain (loss)	(0.05)	0.49	(0.58)	(0.03)	0.07
Total income (loss) from operations	0.20	0.77	(0.30)	0.22	0.34

Less distributions from:
Net investment income	(0.26)	(0.28)	(0.27)	(0.25)	(0.26)
Total distributions	(0.26)	(0.28)	(0.27)	(0.25)	(0.26)

Net asset value, end of year	$8.59	$8.65	$8.16	$8.73	$8.76
Total return[2]	2.25%	9.56%	(3.51)%	2.56%	4.02%

Net assets, end of year (000s)	$111,637	$60,574	$35,026	$9,914	$12,395

Ratios to average net assets:
Gross expenses	1.34%	1.38%	1.38%	1.68%[3]	1.55%
Net expenses[4,5]	1.34 [6]	1.29 [6,7]	1.28 [7]	1.58 [3,7]	1.43 [7]
Net investment income	2.89	3.27	3.24	2.90	3.05

Portfolio turnover rate	15%	4%	23%	10%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

See Notes to Financial Statements.

26	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$8.69	$8.20	$8.77	$8.80	$8.72

Income (loss) from operations:
Net investment income	0.32	0.34	0.35	0.32	0.34
Net realized and unrealized gain (loss)	(0.06)	0.49	(0.58)	(0.02)	0.08
Total income (loss) from operations	0.26	0.83	(0.23)	0.30	0.42

Less distributions from:
Net investment income	(0.32)	(0.34)	(0.34)	(0.33)	(0.34)
Total distributions	(0.32)	(0.34)	(0.34)	(0.33)	(0.34)

Net asset value, end of year	$8.63	$8.69	$8.20	$8.77	$8.80
Total return[2]	3.00%	10.29%	(2.70)%	3.44%	4.94%

Net assets, end of year (000s)	$16,325	$3,856	$2,680	$588	$431

Ratios to average net assets:
Gross expenses	0.66%	0.74%	0.62%	0.85%[3]	0.67%
Net expenses[4,5]	0.60 [6]	0.59 [6,7]	0.52 [7]	0.75 [3,7]	0.57 [7]
Net investment income	3.63	3.96	4.05	3.72	3.93

Portfolio turnover rate	15%	4%	23%	10%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Intermediate Maturity California Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

28	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$209,984,219	—	$209,984,219
Short-term investments†	—	2,100,000	—	2,100,000
Total	—	$212,084,219	—	$212,084,219

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting California.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	29

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$32,733	$(32,733)

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and

30	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

acquired fund fees and expenses, to average net assets of Class A, C and I shares did not exceed 0.75%, 1.35% and 0.60%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended November 30, 2010, fees waived and/or expenses reimbursed amounted to $17,513.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2010, LMIS and its affiliates received sales charges of approximately $7,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2010, CDSCs paid to LMIS and its affiliates on the Fund’s class A shares were approximately $8,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of November 30, 2010, the Fund had accrued $2,302 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$93,510,310
Sales	28,423,750

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	31

At November 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,502,304
Gross unrealized depreciation	(1,268,614)
Net unrealized appreciation	$5,233,690

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2010. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(3,441,430)

At November 30, 2010, the Fund did not have any derivative instruments outstanding. During the year ended November 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$21,683,198

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.60% of the average daily net assets. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$141,006	$21,678
Class C	714,108	29,996
Class I	—	11,402
Total	$855,114	$63,076

For the year ended November 30, 2010, waivers and/or reimbursements were as follows:

Waivers/ Reimbursements
Class A	$3,051
Class C	7,136
Class I	7,326
Total	$17,513

32	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended November 30, 2010	Year Ended November 30, 2009
Net Investment Income:
Class A	$3,314,717	$2,937,768
Class C	2,761,541	1,350,164
Class I	426,721	97,443
Total	$6,502,979	$4,385,375

7. Shares of beneficial interest

At November 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2010		Year Ended November 30, 2009
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,975,779	$43,560,128	4,008,831	$33,607,519
Shares issued on reinvestment	322,334	2,826,988	301,511	2,556,319
Shares repurchased	(3,640,137)	(31,873,037)	(2,464,501)	(20,772,613)
Net increase	1,657,976	$14,514,079	1,845,841	$15,391,225

Class C
Shares sold	11,173,294	$97,819,910	4,792,357	$41,141,852
Shares issued on reinvestment	275,617	2,413,554	144,365	1,224,115
Shares repurchased	(5,447,596)	(47,652,308)	(2,227,434)	(18,880,524)
Net increase	6,001,315	$52,581,156	2,709,288	$23,485,443

Class I
Shares sold	2,188,979	$19,246,412	286,260	$2,471,849
Shares issued on reinvestment	37,268	328,343	11,258	95,878
Shares repurchased	(777,573)	(6,836,479)	(180,756)	(1,531,628)
Net increase	1,448,674	$12,738,276	116,762	$1,036,099

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class I
Daily 12/31/2010	$0.028234	$0.023572	$0.029330

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	33

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2010	2009
Distributions Paid From:
Tax-exempt income	$6,471,991	$4,369,230
Ordinary income	30,988	16,145
Total distributions paid	$6,502,979	$4,385,375

As of November 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$97,786
Capital loss carryforward*	(7,326,670)
Other book/tax temporary differences(a)	(898,480)
Unrealized appreciation (depreciation)(b)	5,233,690
Total accumulated earnings (losses) — net	$(2,893,674)

*	As of November 30, 2010 the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
11/30/2011	$(43,139)
11/30/2012	(1,319,766)
11/30/2017	(2,907,290)
11/30/2018	(3,056,475)
$(7,326,670)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected

34	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $11,918, $5,351 and $49 for Classes A, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	35

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

36	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of

Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report	37

Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

38	Legg Mason Western Asset Intermediate Maturity California Municipals Fund 2010 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Intermediate Maturity California Municipals Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Intermediate Maturity California Municipals Fund as of November 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 14, 2011

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	39

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Intermediate Maturity California Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

40	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	41

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as California intermediate municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 10-year periods ended June 30, 2010 was below the median, but that the Fund’s performance was above the median for the 5-year period ended June 30, 2010. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as California intermediate

42	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and that its Actual Management Fee was slightly above the median. The Board noted that the Fund’s actual total expense ratio was at the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds in the expense group at lower asset levels, and only slightly higher at higher asset levels. The Board also considered the current size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Intermediate Maturity California Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

44	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	45

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

46	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	47

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

48	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	49

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

50	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2010:

Record Date:	Daily		Daily	Daily		Daily
Payable Date:	12/31/2009		January 2010 through April 2010	5/28/2010		June 2010 through November 2010

Class A
Tax-exempt interest	93.95%		100.00%	99.64%		100.00%
Ordinary income	6.05	%*	—	0.36	%*	—

Class C
Tax-exempt interest	93.95%		100.00%	99.81%		100.00%
Ordinary income	6.05	%*	—	0.19	%*	—

Class I
Tax-exempt interest	93.95%		100.00%	99.99%		100.00%
Ordinary income	6.05	%*	—	0.01	%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason Western Asset

Intermediate Maturity California Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Intermediate Maturity California Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0310 1/11 SR10-1275

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2009 and November 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $58,435 in 2009 and $58,600 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,500 in 2009 and $8,500 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Income Trust

Date: January 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Income Trust

Date:	January 21, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Income Trust

Date:	January 21, 2011